UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 20, 2015 (May 14, 2015)

HCP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices, including zip code)

(949) 407-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 14, 2015, HCP, Inc., a Maryland corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with the representatives of the several underwriters named therein (the “Underwriters”) relating to the sale by the Company (the “Offering”) of $750,000,000 aggregate principal amount of 4.000% senior unsecured notes due 2025 (the “Notes”).  The Company completed the Offering on May 20, 2015.  The net proceeds from the Offering, after deducting the underwriting discount and estimated offering expenses payable by the Company, are approximately $736.5 million, which the Company intends to allocate (i) to pay a portion of the respective purchase prices of the $849 million acquisition of a portfolio of 35 private pay senior housing communities from Chartwell Retirement Residences through a RIDEA structure with Brookdale Senior Living Inc. and the $161 million acquisition of a medical office building located in Philadelphia, Pennsylvania and (ii) for general corporate purposes, including future acquisitions, investments or repayment of indebtedness.  Additional details related to the Offering may be found in the prospectus supplement, dated May 14, 2015 (the “Prospectus Supplement”), which was filed with the Securities and Exchange Commission (the “Commission”) on May 18, 2015.

The foregoing description of the Underwriting Agreement is a summary and is qualified in its entirety by the terms of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release announcing the pricing of the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes are governed by the terms of the Indenture, dated November 19, 2012 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 19, 2012, as supplemented by the Sixth Supplemental Indenture, dated May 20, 2015, between the Company and the Trustee (the “Supplemental Indenture”), which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Notes will mature on  June 1, 2025 and the Company will pay interest on the Notes semi-annually in arrears on June 1 and December 1, beginning on December 1, 2015.  The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness.

The Company may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the “make-whole” amounts applicable to the Notes to be redeemed as set forth in the in the section titled “Description of the Notes — Optional Redemption” in the Prospectus Supplement, plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.  In addition, the Notes are redeemable at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption, to be redeemed on or after March 1, 2025.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to an effective Registration Statement on Form S-3 (333-182824), originally filed with the Commission on July 24, 2012.  The description of the Base Indenture, the Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the form of the Notes.  Copies of the Supplemental Indenture and the form of the Notes are filed as exhibits hereto, and a copy of the Base Indenture has been previously filed, and each is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	Underwriting Agreement dated May 14, 2015, by and between the Company and the Underwriters
4.1	Sixth Supplemental Indenture dated May 20, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 4.000% Senior Notes due 2025 (included in Exhibit 4.1)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Press Release, dated May 14, 2015
99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2015	HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description
1.1	Underwriting Agreement dated May 14, 2015, by and between the Company and the Underwriters
4.1	Sixth Supplemental Indenture dated May 20, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 4.000% Senior Notes due 2025 (included in Exhibit 4.1)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Press Release, dated May 14, 2015
99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824)